FORM 8-K

                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  May 19,
   1995
                                                  --------------

                  TELEPHONE AND DATA SYSTEMS, INC.
                  --------------------------------
       (Exact name of registrant as specified in its charter)

        Iowa                  1-8251                  36-2669023
        ----                  ------                  ----------
   (State or other         (Commission               (IRS Employer
   juridiction of           File Number)             Identification
   incorporation)                                          No.)

     30 North LaSalle Street, Chicago, Illinois             60603
   ----------------------------------------------          -------
    (Address of principal executive offices)             (Zip Code)

   Registrant's telephone  number,  including area  code:   (312) 630-1900


                           Not Applicable
                           ---------------
    (Former name or former address, if changed since last report)


      The Exhibit Index is Located on Page 4 of 47 Total Pages.

   Item 5.   Other Events.
            ------------
        On May 19, 1995, the Company signed a $300 million Revolving Credit Agreement ("Agreement") with the First National Bank of Boston, as Agent. This Current Report on Form 8-K is being filed for the purpose of filing the Agreement.

   Item 7.   Financial Statements and Exhibits
             ---------------------------------

   (c)  Exhibits
        --------

        The exhibits accompanying this report are listed in the accompanying Exhibit Index.

                             SIGNATURES


        Pursuant to the  requirements of the Securities  Exchange
   Act of 1934, the registrant has  duly caused this report to be
   signed  on  its  behalf   by  the  undersigned,  thereto  duly
   authorized.




   Telephone and Data Systems, Inc.
   (Registrant)

   Date:     June 22, 1995


   By:  /s/  GREGORY J. WILKINSON
        ---------------------------
   Gregory J. Wilkinson
   Vice President and Controller
   (principal accounting officer)

                            EXHIBIT INDEX


   Exhibit Number   Description of Exhibit         Sequentially Numbered
   --------------   ----------------------         Page
                                                   ---------------------

        99          Revolving Credit Agreement              5
                    Dated May 19, 1995